UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):		March 2, 2005

HEI, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code:		(952) 443-2500

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On March 2, 2005, management of HEI, Inc. (the “Company”) gave a Power Point presentation at the annual shareholder meeting of the Company (the “Annual Meeting”) held at the Oak Ridge Conference Center, 1 Oak Ridge Drive, Chaska, Minnesota. A copy of the Power Point presentation given by the Company’s management at the Annual Meeting is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (c)   Exhibits.

     The following exhibit shall be deemed furnished and not filed as a part of this Current Report on Form 8-K.

Item No.	Description
99.1	Power Point presentation dated March 2, 2005 given at the HEI, Inc. annual meeting of shareholders held on March 2, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: March 2, 2005	by /s/ Mack V. Traynor, III
Mack V. Traynor, III
Chief Executive Officer and President (Duly Authorized Officer)

Exhibit Index

Item No.	Description
99.1	Power Point presentation dated March 2, 2005 given at the HEI, Inc. annual meeting of shareholders held on March 2, 2005.